Convertible Note-Long Term	12 Months Ended
Dec. 31, 2018
Long-term Debt, by Current and Noncurrent [Abstract]
Convertible Note-Long Term

Note 12. Convertible Note-Long Term

On June 28, 2018, the Company entered into a convertible note purchase agreement with Advantech Capital Investment II Limited (“Advantech”) in the aggregate principal amount of $12,000,000 (the Notes). The Notes bear interest at a rate of 8%, mature on June 28, 2021, and are convertible into approximately 6,593,406 shares of the Company’s common stock at a conversion price of $ 1.82 per share. The difference between the conversion price and the fair market value of the common stock on the commitment date (transaction date) resulted in a beneficial conversion feature recorded of approximately $1.4 million. Total interest expense recognized relating to the beneficial conversion feature was $698,000 during the year ended December 31, 2018. The agreements also require the Company to comply with certain covenants, including restrictions on the use of the proceeds and other convertible note offering. As of December 31, 2018, the Company was in compliance with all ratios and covenants.